Exhibit 99.1

September 19, 2016 Darien Rowayton Bank 1001 Post Road Darien, Connecticut 06820	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Darien Rowayton Bank (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of DRB Prime Student Loan Trust 2016-R, Student Loan Asset-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 15, 2016, representatives of the Company provided us with a listing of 555 student loan contracts (the “Student Loan Listing”). At the instruction of the Company, we randomly selected 100 student loan contracts from the Student Loan Listing (the “Sample Loans”).

Further, on September 16, 2016, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business August 31, 2016, with respect to each of the 555 student loan contracts included in the Student Loan Listing (the “Statistical Loan File”). At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

	Characteristics
1.	Loan number (informational purposes only)	10.	Current loan balance
2.	Loan type (fixed or adjustable)	11.	Last payment date
3.	Original loan balance	12.	Borrower degree program
4.	Original loan term	13.	School name
5.	First disbursement date	14.	Graduation year
6.	Maturity date	15.	Original borrower FICO
7.	Interest rate	16.	Original co-borrower FICO (if applicable)
8.	Borrower city	17.	Gross annual income
9.	Borrower state

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Note”); Characteristics 5. through 11. to a data query, provided by the Company on September 19, 2016, from their servicing system (the “Servicing System Query”); Characteristics 12. through 14. to the Loan Application Summary, Education Verification Form or other related correspondence (collectively, the “Degree Verification Form”); Characteristics 15. and 16. to the Credit Report (the “Credit Report”); and Characteristic 17. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are noted to be “in agreement;” and

•	with respect to our comparison of Characteristic 17., for those Sample Loans that indicated, on the Statistical Loan File, the borrower’s gross annual income as “projected,” we were instructed by the Company to compare the gross annual income set forth on the Statistical Loan File to the lesser of (i) the gross annual income set forth on the “Residency Income Projection” table provided to us by representatives of the Company or (ii) $225,000. Such comparisons were found to be “in agreement.” Further, differences of 5.0% or less of the gross annual income indicated on the Statistical Loan File are noted to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 19, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in graduation year.

2	One difference in original borrower FICO

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 19, 2016 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	[REDACTED]	Graduation year	2010	2015
1	[REDACTED]	Graduation year	2015	2012
2	[REDACTED]	Original borrower FICO	746	793

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.